Exhibit 4.1


Number                                                      Shares
ITE

COMMON STOCK
$.01 PAR VALUE                              SEE REVERSE FOR CERTAIN DEFINITIONS

                                   INTEGRAMED
                                    AMERICA

                            IntegraMed America, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



CUSIP 45810N 30 2

This Certifies That





is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
                            IntegraMed America, Inc.

(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      Witness, the facsimile seal of the Corporation and by facsimile the signatures of its duly authorized officers.

      Dated:


/s/Claude E. White                      /s/Gerardo Canet
--------------------------              ---------------------------
CLAUDE E. WHITE, SECRETARY              GERARDO CANET, PRESIDENT


                            INTEGRAMED AMERICA, INC.
                                   Corporate
                                      SEAL
                                      1985
                                    Delaware
                                       *


Countersigned and Registered:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                              (New York, New York)
                                                                  Transfer Agent
                                                                   and Registrar
By
                                                            Authorized Signature

                            IntegraMed America, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT-________Custodian________
TEN ENT - as tenants by the entireties               (Cust)           (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act _______________________
          in common                                          (state)

    Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________Attorney to transfer the said stock on the books of the within named Corpporation with full power of substitution in the premises.

Dated_____________________________



                         _______________________________________________________
                         NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.